Exhibit 10.2

FIFTH AMENDMENT TO CREDIT AGREEMENT

This FIFTH AMENDMENT TO CREDIT AGREEMENT (the “Fifth Amendment”) is made and entered into as of the 29th day of July, 2022, by and among NSA OP, LP, a Delaware limited partnership (the “Borrower”), certain Subsidiaries of the Borrower party to the Credit Agreement referred to below (collectively, the “Guarantors” and together with the Borrower, collectively, the “Loan Parties”), NATIONAL STORAGE AFFILIATES TRUST, a Maryland real estate investment trust (“NSA REIT”), KEYBANK NATIONAL ASSOCIATION, as the Administrative Agent (the “Administrative Agent”) and in its capacity as Swingline Lender and as issuer of Letters of Credit, and those financial institutions which are a party to the Credit Agreement (defined below) as Lenders (together representing the Requisite Lenders) that are signatories to this Fifth Amendment.

WHEREAS, the Loan Parties, NSA REIT, the Lenders and the Administrative Agent are parties to that certain Second Amended and Restated Credit Agreement, dated as of July 29, 2019 (as amended by that certain First Amendment to Credit Agreement, dated as of January 14, 2021, as further amended by that certain Second Amendment to Credit Agreement, dated as of August 9, 2021, as further amended by that certain First Increase Agreement and Third Amendment to Credit Agreement, dated as of September 21, 2021, as further amended by that certain Second Increase and Fourth Amendment to Credit Agreement, dated as of December 17, 2021 and as further amended, modified, supplemented or restated and in effect from time to time prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have extended credit to the Borrower on the terms set forth therein;

WHEREAS, in connection with a general repurchase program (the “Repurchase Plan”), NSA REIT proposes to repurchase certain of its outstanding common shares of beneficial interest (“Common Shares”) from time to time; and

WHEREAS, the Repurchase Plan is conditioned upon the Borrower making certain amendments to its debt agreements, including the Credit Agreement.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.Definitions; Loan Document. Capitalized terms used herein without definition shall have the meaning assigned to such terms in the Credit Agreement. This Fifth Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

2.Amendment to Section 10.2 (Restricted Payments) of the Credit Agreement. Sub-clause (b) of Section 10.2 of the Credit Agreement is hereby amended and restated in its entirety, to read as follows:

“(b) NSA REIT may directly or indirectly redeem, purchase or otherwise acquire for value (including with proceeds of the Loans distributed from the Borrower in accordance with the terms of this Agreement), directly or indirectly, any Equity Interest of NSA REIT now or hereafter outstanding in connection with a general repurchase program or other repurchase authorized by the governing board of NSA REIT so long as immediately prior thereto, and immediately thereafter and after giving effect thereto, no Default or Event of Default has occurred or would result therefrom.”

3.No Waiver. Nothing contained herein shall be deemed to (i) constitute a waiver of any Default or Event of Default that may heretofore or hereafter occur or have occurred and be continuing or, except as expressly set forth herein, to otherwise modify any provision of the Credit Agreement or any other Loan Document, or (ii) give rise to any defenses or counterclaims to the Administrative Agent’s or any Lender’s right to compel payment of the Obligations when due or to otherwise enforce their respective rights and remedies under the Credit Agreement and the other Loan Documents. The execution, delivery and effectiveness of this Fifth Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

4.Conditions to Effectiveness. This Fifth Amendment shall become effective as of the date when each of the following conditions is satisfied:

    1

a.The Administrative Agent’s receipt of the following, each of which shall be originals (or, if permitted by the Administrative Agent, telecopies), each dated as of the date hereof and each in form and substance satisfactory to the Administrative Agent:

i.counterparts of this Fifth Amendment, properly executed by a Responsible Officer of each of the Loan Parties, NSA REIT and Lenders constituting Requisite Lenders;

ii.counterparts of amendments to each of the Material Credit Facilities, that contain amendments that are substantially similar to those set forth in Section 2 hereof, properly executed by a Responsible Officer of each of the Loan Parties, NSA REIT and each of the lenders under the terms of each of the Material Credit Facilities; and

iii.such other assurances, certificates, documents, consents or opinions as the Administrative Agent reasonably may require.

5.Representations and Warranties. NSA REIT, Borrower and each of the Guarantors jointly and severally represent and warrant to the Administrative Agent and the Lenders as follows:

a.The execution, delivery and performance of this Fifth Amendment and the transactions contemplated hereby (i) are within the corporate (or the equivalent limited liability company or partnership) authority of NSA REIT and each of the Loan Parties, (ii) have been duly authorized by all necessary corporate, limited liability company or partnership (or other) proceedings of NSA REIT and each applicable Loan Party, (iii) do not conflict with or result in any material breach or contravention of any provision of any Applicable Law applicable to NSA REIT or any Loan Party or of any judgment, order, writ, injunction, license or permit applicable to NSA REIT or any of the Loan Parties, (iv) do not conflict with, result in a breach of or constitute a default under the organizational documents of NSA REIT or any Loan Party, or any material indenture, agreement or other instrument to which NSA REIT, any Loan Party or any of their respective Subsidiaries is a party or by which any of them or any of their respective properties may be bound, (v) do not require any Governmental Approval and (vi) do not contravene any provisions of, or constitute a Default or Event of Default under the Credit Agreement or a failure to comply with any term, condition or provision of, any other agreement, instrument, judgment, order, decree, permit, license or undertaking binding upon or applicable to NSA REIT or such Loan Party or any of NSA REIT’s or such Loan Party’s properties or in the creation of any mortgage, pledge, security interest, lien, encumbrance or charge upon any of the properties or assets of NSA REIT or such Loan Party.
b.This Fifth Amendment has been duly executed and delivered by NSA REIT and each of the Loan Parties and constitutes the legal, valid and legally binding obligations of NSA REIT and each of the Loan Parties enforceable against each of them in accordance with the respective terms and provisions hereof, except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations (other than the payment of principal) contained herein or therein and as may be limited by equitable principles generally. The Obligations are not subject to any offsets, defenses or counterclaims.

c.Other than approvals or consents which have been obtained or filings which have been made (in each case, written copies of which have been furnished to the Administrative Agent) and are in full force and effect, the execution, delivery and performance by the NSA REIT and each of the Loan Parties of this Fifth Amendment, and the transactions contemplated hereby, do not require any approval or consent of, or filing with, any third party or any governmental agency or authority.

d.The representations and warranties made or deemed made by NSA REIT and each Loan Party in the Loan Documents to which it is a party are true and correct in all material respects (or in all respects to the extent that such representations and warranties are already subject to concepts of materiality) on and as of the date hereof with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date). For purposes of this Paragraph 5(d), the representations and warranties contained in Section 7.11 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 9.1 and 9.2 of the Credit Agreement.

e.Both before and after giving effect to this Fifth Amendment, no Default or Event of Default under the Credit Agreement has occurred and is continuing.

6.Ratification, etc. Except as expressly amended hereby, the Credit Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and
    2

confirmed in all respects and shall continue in full force and effect. This Fifth Amendment and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement, any other Loan Document or any agreement or instrument related to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this Fifth Amendment. NSA REIT and each Loan Party hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Obligations.

7.Further Assurances. NSA REIT and the Loan Parties agree to promptly take such action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this Fifth Amendment.

8.No Actions, Claims, etc. As of the date hereof, NSA REIT and each of the Loan Parties hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against the Administrative Agent, the Lenders, or the Administrative Agent’s or the Lenders’ respective officers, employees, representatives, agents, counsel or directors arising from any action by such Persons, or failure of such Persons to act under the Credit Agreement or other Loan Documents on or prior to the date hereof.

9.GOVERNING LAW. THIS FIFTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

10.Successors and Assigns. This Fifth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

11.Consent to Jurisdiction; Venue; Waiver of Jury Trial. The jurisdiction, venue and waiver of jury trial provisions set forth in Section 13.4 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

12.Counterparts. This Fifth Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts taken together shall be deemed to constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. The existence of this Fifth Amendment may be established by the introduction into evidence of counterparts that are separately signed, provided they are otherwise identical in all material respects. This Fifth Amendment shall constitute a “Loan Document” for all purposes under the Loan Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]
    3

IN WITNESS WHEREOF, each of the undersigned has duly executed this Fifth Amendment to Credit Agreement as a sealed instrument as of the date first set forth above.

BORROWER:

NSA OP, LP, as Borrower

By:    NATIONAL STORAGE AFFILIATES
TRUST, its general partner
,;

By:    /s/ Brandon S. Togashi
Name: Brandon S. Togashi
Title: Chief Financial Officer

NSAREIT:

NATIONAL STORAGE AFFILIATES TRUST

By:    /s/ Brandon S. Togashi
Name:    Brandon S. Togashi
Title:    Chief Financial Officer

[Signature Pages to Fifth Amendment to Credit Agreement – KeyBank (NSA 2022)]

Each of the undersigned Guarantors hereby absolutely and unconditionally reaffirms its continuing obligations to the Administrative Agent and the Lenders under its respective Guaranty and agrees that the transactions contemplated by the Increase Agreement shall not in any way affect the validity and enforceability of its Guaranty or reduce, impair or discharge the obligations of any Guarantor thereunder.

SUBSIDIARY GUARANTORS:

All Stor Carolina Beach, LLC,
All Stor Durham, LLC,
All Stor Indian Trail, LLC,
All Stor Prospect, LLC
All Store Prospect, LLC
All Stor Swansboro, LLC,
American Mini Storage-San Antonio, LLC, Eagle Bow Wakefield, LLC,
Great American Storage Partners, LLC,
NSA All Stor, LLC,
NSA-C Holdings, LLC,
NSA-G Holdings, LLC.
NSA Northwest Holdings II, LLC,
NSA - Optivest Acquisition Holdings. LLC, NSA Property Holdings, LLC,
NSA Puerto Rico, LLC,
NSA Storage Solutions, LLC, SecurCare Colorado III, LLC, SecurCare Moveit McAllen, LLC, SecurCare Oklahoma I, LLC, SecurCare Oklahoma II, LLC,
SecurCare Portfolio Holdings, LLC,
SecurCare Properties I, LLC,
SecurCare Properties II, LLC,
SS Norwood, LLC,
StoreMore Self Storage - Pecos Road, LLC, SS
each, a Delaware limited liability company

By:    /s/ Brandon S. Togashi
Name:    Brandon S. Togashi
Title:    Authorized Person

[Signature Pages to Fifth Amendment to Credit Agreement – KeyBank (NSA 2022)]

Bullhead Freedom Storage, L.L.C., an Arizona limited liability company

By:    /s/ Brandon S. Togashi
Name:    Brandon S. Togashi
Title:    Authorized Person

GAK, LLC,
Washington Murrieta II, LLC, Washington Murrieta IV, LLC,
each a California limited liability company

By:    /s/ Brandon S. Togashi
Name:    Brandon S. Togashi
Title:    Authorized Person

WCAL, LLC,
a Texas limited liability company

By:    /s/ Brandon S. Togashi
Name:    Brandon S. Togashi
Title:    Authorized Person

Big Bend Xpress Storage, LLC,
Southern Self Storage of Pensacola, LLC, Southern Self Storage of PCB, LLC, Southern Self Storage of Grayton, LLC, Southern Self Storage, LLC,
each a Florida limited liability company

By:    /s/ Brandon S. Togashi
Name:    Brandon S. Togashi
Title:    Authorized Person

[Signature Pages to Fifth Amendment to Credit Agreement – KeyBank (NSA 2022)]

Villages Storage Partners, Ltd., a Florida limited partnership

By:    NSA VILLAGES STORAGE GP, LLC,
a Delaware limited liability Company, its
General Partner

By:    /s/ Brandon S. Togashi
Name:    Brandon S. Togashi
Title:    Authorized Person

[Signature Pages to Fifth Amendment to Credit Agreement – KeyBank (NSA 2022)]

ADMINISTRATIVE AGENT:

KEYBANK NATIONAL ASSOCIATION,
as Administrative Agent

By:    /s/ Micheal Szuba
Name:    Michael Szuba
Title: Senior Vice President

KEYBANK NATIONAL ASSOCIATION,
as issuer of Letters of Credi1

By:    /s/ Micheal Szuba
Name:    Michael Szuba
Title: Senior Vice President

KEY BANK NATIONAL ASSOCIATION,
as Swingline Lender

By:    /s/ Micheal Szuba
Name:    Michael Szuba
Title: Senior Vice President

[Signature Pages to Fifth Amendment to Credit Agreement – KeyBank (NSA 2022)]

LENDERS:

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:    /s/ Micheal Szuba
Name:    Michael Szuba
Title: Senior Vice President

[Signature Pages to Fifth Amendment to Credit Agreement – KeyBank (NSA 2022)]

BANK OF AMERICA, N.A., as a Lender

By: /s/ Helen Chan
Name: Helen Chan
Title: Vice President

[Signature Pages to Fifth Amendment to Credit Agreement – KeyBank (NSA 2022)]

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/ James A Harmann
Name: James A. Harmann
Title: Senior Vice President

[Signature Pages to Fifth Amendment to Credit Agreement – KeyBank (NSA 2022)]

U.S. BANK NATIONAL ASSOCIATION, as a Lender
By: /s/ Travis Myers
Name: Travis Myers
Title: Vice President

[Signature Pages to Fifth Amendment to Credit Agreement – KeyBank (NSA 2022)]

BMO Harris Bank, N.A., as a Lender
By: /s/ Jonas L. Robinson
Name: Jonas L. Robinson
Title: Director

[Signature Pages to Fifth Amendment to Credit Agreement – KeyBank (NSA 2022)]

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as a Lender

By: /s/ Jordan Mendell
Name: Jordan Mendell
Title:    Director

[Signature Pages to Fifth Amendment to Credit Agreement – KeyBank (NSA 2022]

CITIBANK, N.A., as a Lender
By: /s/ Chris Albano
Name: Chris Albano
Title:    Authorized Signatory

[Signature Pages to Fifth Amendment to Credit Agreement – KeyBank (NSA 2022)]

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Dennis J. Haydel
Name: Dennis J. Haydel
Title: Vice President

[Signature Pages to Fifth Amendment to Credit Agreement – KeyBank (NSA 2022)]

THE HUNTINGTON NATIONAL BANK, a
National Banking Association, as a Lender

By: /s/ Rebecca Stirnkab
Name:    Rebecca Stirnkab
Title: AVP

[Signature Pages to Fifth Amendment to Credit Agreement – KeyBank (NSA 2022)]

REGIONS BANK, as a Lender

By: /s/ Walter E. Rivadeneira
Name:    Walter E. Rivadeneira
Title: Senior Vice President

[Signature Pages to Fifth Amendment to Credit Agreement – KeyBank (NSA 2022)]

TRUIST BANK, as a Lender

By: /s/ Ryan Almond
Name: Ryan Almond
Title: Director

[Signature Pages to Fifth Amendment to Credit Agreement – KeyBank (NSA 2022)]

MORGAN STANLEY BANK, N.A., as a Lender

By: /s/ Jack Kuhns
Name: Jack Kuhns
Title: Authorized Signatory

MORGAN STANLEY SENIOR FUNDING,
INC., as a Lender

By: /s/ Jack Kuhns
Name: Jack Kuhns
Title: Authorized Signatory

[Signature Pages to Fifth Amendment to Credit Agreement – KeyBank (NSA 2022)]

ASSOCIATED BANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Mitchell Vega
Name: Mitchell Vega
Title: Senior Vice President

[Signature Pages to Fifth Amendment to Credit Agreement – KeyBank (NSA 2022)]

ROYAL BANK OF CANADA, as a Lender

By: /s/ Jake Sigmund
Name: Jake Sigmund
Title: Authorized Signatory

[Signature Pages to Fifth Amendment to Credit Agreement – KeyBank (NSA 2022)]